                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                               JANUS ASPEN SERIES
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FOR SHAREHOLDERS OF
JANUS ASPEN SERIES (THE "TRUST")
                                                                    (JANUS LOGO)

                                                              [          , 2010]

Dear Shareholder:

     As a shareholder of one or more Janus mutual funds, the Board of Trustees for your Fund is requesting that you vote on one or more of the two proposals that will be presented to shareholders at a joint Special Meeting of
Shareholders to be held on [          , 2010]. The various proposals are briefly
summarized below and in the Synopsis section that precedes the enclosed joint proxy statement (the "Proxy Statement"). The Proxy Statement includes a detailed discussion of each of the proposals, which you should read carefully. The Board of Trustees recommends that you vote to approve all of the applicable proposals presented for your consideration.

     PROPOSAL 1 APPLIES TO ALL JANUS FUNDS, and asks that shareholders elect ten Trustees to serve on the Board of Trustees. Eight of the individuals you are being asked to consider for election currently serve on the Funds' Board of Trustees and the remaining two nominees would become new Trustees upon election. Because two Trustees will retire effective December 31, 2010 in accordance with the retirement policy set by the Trustees, the Board is seeking to add two independent Trustees to maintain the number of Trustees at eight following their retirement. Each nominee is considered "independent," meaning that the nominee is not affiliated with the Funds' adviser or its related entities, and if elected would serve as an "independent Trustee."

     PROPOSAL 2 SEEKS SHAREHOLDER APPROVAL TO ADD "PERFORMANCE FEES" AS PART OF THE INVESTMENT ADVISORY FEE STRUCTURE FOR THREE FUNDS: FORTY PORTFOLIO, JANUS PORTFOLIO AND OVERSEAS PORTFOLIO. By adding a performance fee structure, the advisory fee paid to each Fund's adviser, Janus Capital Management LLC, would change from a fixed-rate fee to a fee that varies based on the Fund's performance relative to its benchmark index. The Board of Trustees has previously approved performance-based advisory fees for a number of Janus funds, and believes that moving to a fee schedule that moves up or down based upon a Fund's performance better aligns the interests of the Fund's manager with those of the shareholders of the Fund.

     THE INDEPENDENT TRUSTEES OF THE FUNDS BELIEVE THAT EACH PROPOSAL IS IN THE BEST INTEREST OF EACH FUND, AS APPLICABLE, AND ITS SHAREHOLDERS AND HAVE RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL(S) APPLICABLE TO THEIR FUND.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;

     - BY INTERNET through the website listed in the proxy voting instructions;

     - BY TELEPHONE by calling the toll-free number listed on your proxy card and following the recorded instructions; or

     - IN PERSON at the Special Meeting of Shareholders on [          , 2010].

     Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal(s),
please call the proxy solicitor, [          ], at [1-             ].

     Thank you for your consideration of the proposal(s). We value you as a shareholder and look forward to our continued relationship.

                                    Sincerely,

                                    /s/ William F. McCalpin

                                    William F. McCalpin
                                    Chairman of the Board of
                                    Janus Aspen Series

                               JANUS ASPEN SERIES

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a joint Special Meeting of Shareholders of Janus Aspen Series (the "Trust," each separate series thereof, a "Fund"), has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver,
Colorado 80206, on [          , 2010] at [10:00] a.m. Mountain Time (together
with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders of each Fund will be asked to vote on the proposals set forth below, as applicable, and to transact such other business, if any, as may properly come before the Meeting.

     Proposal 1. To elect ten Trustees, each of whom is considered
                 "independent."

     Proposal 2. To approve an amended and restated investment advisory agreement between the Fund and Janus Capital Management LLC to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index for the following Funds:
                 a. Forty Portfolio
                 b. Janus Portfolio (formerly named Large Cap Growth Portfolio)
                 c. Overseas Portfolio (formerly named International Growth
                    Portfolio)

     Shareholders of record of each Fund, as of the close of business on
[          , 2010] will receive notice of the Meeting and will be entitled to vote at the Meeting.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR VOTING BY INTERNET OR TELEPHONE) WILL HELP YOUR FUND TO AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                        By order of the Board of Trustees,


                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Aspen Series

[          , 2010]

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     REGISTRATION                                            VALID SIGNATURE
     ------------                                            ---------------
     Corporate Account
       (1) ABC Corp.                                  ABC Corp.
       (2) ABC Corp.                                  John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer          John Doe
       (4) ABC Corp. Profit Sharing Plan              John Doe, Trustee
     Trust Account
       (1) ABC Trust                                  Jane B. Doe, Trustee
       (2) Jane B. Doe, Trustee u/t/d                 Jane B. Doe
          12/28/78
     Custodial or Estate Account
       (1) John B. Smith, Cust. f/b/o John B.         John B. Smith
           Smith, Jr. UGMA
       (2) Estate of John B. Smith                    John B. Smith, Jr., Executor

                                TABLE OF CONTENTS


SYNOPSIS................................................   1
JOINT PROXY STATEMENT...................................   5
  Proposal 1 - Election of Trustees.....................   7
     Introduction.......................................   7
       Qualifications of Trustees.......................
       General Information Regarding the Board of
          Trustees......................................   9
       Committees of the Board of Trustees..............   11
       Process for Identifying and Evaluating Trustee
          Nominees and Nominee Qualifications...........   12
       Board Oversight of Risk Management...............   14
       Share Ownership..................................   15
       Compensation of Trustees.........................   16
       Officers of the Trust............................   17
     Proposal 2 - Approve an Amended and Restated
       Investment Advisory Agreement Related to
       Introduction of Performance Incentive Investment
       Advisory Fee Structure...........................   18
       Introduction.....................................   18
       Board Consideration, Approval and
          Recommendation................................   19
       Information Concerning the Adviser...............   22
       Comparison of the Current and Amended Advisory
          Agreements....................................   23
       Comparison of Current and Pro Forma Advisory Fees
          During the Previous Fiscal Year...............   29
       Proposal 2.a. - Forty Portfolio..................   29
          Hypothetical Example..........................   29
          Comparison of Current and Pro Forma Expenses..   30
          Shareholder Fees..............................   31
          Annual Fund Operating Expenses................   31
       Proposal 2.b. - Janus Portfolio..................   33
          Hypothetical Example..........................   33
          Comparison of Current and Pro Forma Expenses..   34
          Shareholder Fees..............................   34
          Annual Fund Operating Expenses................   35
       Proposal 2.c. - Overseas Portfolio...............   36
          Hypothetical Example..........................   36
          Comparison of Current and Pro Forma Expenses..   37
          Shareholder Fees..............................   38
          Annual Fund Operating Expenses................   38
       Required Vote....................................   39
       Fund Services Providers..........................   40
       Independent Registered Public Accounting Firm....   41

ADDITIONAL INFORMATION ABOUT THE MEETING................   44
  Quorum and Voting.....................................   44
  Share Ownership.......................................   46
  Solicitation of Proxies...............................   46
  Portfolio Transactions................................   48
  Legal Matters.........................................   48
  Shareholder Proposals for Subsequent Meetings.........   48
  Shareholder Communications............................   49
  Reports to Shareholders and Financial Statements......   49
  Other Matters to Come Before the Meeting..............   49
APPENDICES..............................................   51
  Appendix A - Nominating and Governance Committee
     Charter............................................   A-1
  Appendix B - Principal Executive Officers of the Trust
     and Their Principal Occupations....................   B-1
  Appendix C - Form of Proposed Amended Advisory
     Agreement..........................................   C-1
  Appendix D - Other Funds Managed by Janus Capital with
     Similar Investment Objectives......................   D-1
  Appendix E - Principal Executive Officers and
     Directors of Janus Capital and Their Principal
     Occupations........................................   E-1
  Appendix F - Number of Outstanding Shares and Net
     Assets.............................................   F-1
  Appendix G - 5% Beneficial Owners of Outstanding
     Shares.............................................   G-1
  Appendix H - Legal Matters............................   H-1

                                    SYNOPSIS

     The following synopsis is intended to provide an overview of the information provided in the joint proxy statement (the "Proxy Statement") and to summarize the proposals to be considered at the joint Special Meeting of Shareholders, or at any adjournment or postponement thereof (the "Meeting").

     WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     There are several proposals that are being voted on at the Meeting. Not all of these proposals will impact your Fund. Please refer to the following table as a reference for which proposal(s) applies to you.

                                       PROPOSALS
--------------------------------------------------------------------------------------
                                              2.a.            2.b.            2.c.
                                 1        (PERFORMANCE    (PERFORMANCE    (PERFORMANCE
                              (TRUSTEE       BASED           BASED           BASED
FUND                         ELECTION)   ADVISORY FEE)   ADVISORY FEE)   ADVISORY FEE)
----                         ---------   -------------   -------------   -------------
Balanced Portfolio               X
Enterprise Portfolio             X
Flexible Bond Portfolio          X
Forty Portfolio                  X             X
Global Life Sciences
  Portfolio                      X
Global Technology Portfolio      X
Growth and Income Portfolio      X
Janus Portfolio                  X                             X
Overseas Portfolio               X                                             X
Research Core Portfolio          X
Worldwide Portfolio              X
Janus Aspen INTECH Risk-
  Managed Core Portfolio         X
Janus Aspen Perkins Mid Cap
  Value Portfolio                X


PROPOSAL 1:  ELECTION OF TRUSTEES

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Trustees oversee the management and operations of your Fund on your behalf. Certain regulations require that a majority of the Trustees be elected by shareholders and while the Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees, under the terms of a settlement reached between Janus Capital Management LLC ("Janus Capital") and the Securities and Exchange Commission in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Funds are obligated to hold a meeting of shareholders to elect Trustees. The last shareholder meeting to elect Trustees occurred in 2005. The Board of Trustees of your Fund (the "Board) is currently comprised of eight Trustees, all of whom are independent. Two Trustees will retire effective December 31, 2010 in accordance with the retirement policy set by the Trustees. The Board is seeking to add two independent Trustees to maintain the number of Trustees at eight going forward. All eight members of the current Board and two new members will stand for election at the

Meeting and, if approved, all ten members will serve on the Board until two of those members retire effective December 31, 2010.

PROPOSAL 2:  APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENTS
             (FORTY PORTFOLIO, JANUS PORTFOLIO AND OVERSEAS PORTFOLIO ONLY)

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of a Fund, relative to its benchmark index, better aligns the interests of the portfolio manager and Janus Capital with those of the Fund's shareholders. Currently, each Fund pays an advisory fee at a fixed annual rate. As proposed, the rate of the investment advisory fee payable to Janus Capital would decrease when a Fund does not perform well over a certain time period, relative to its benchmark index, and would increase during periods when the Fund outperforms its benchmark index. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to each Fund and to attract and retain talented investment personnel.

WHAT EFFECT WILL MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS HAVE UPON THE INVESTMENT ADVISORY FEE RATE EACH FUND PAYS TO JANUS CAPITAL?

     It is not possible to predict the effect of the performance adjustment on future overall compensation paid by a Fund to Janus Capital, since any adjustment will depend on the cumulative performance of the Fund relative to the approved Fund benchmark index, as well as future changes to the size of the Fund over the specified performance period. That being said, the proxy statement contains information to help you evaluate the impact of this proposed change in the fee structure.

ADDITIONAL INFORMATION

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that you vote "FOR" the proposals applicable to your Fund.

WHAT WILL HAPPEN IF SHAREHOLDERS OF A FUND DO NOT APPROVE THE APPLICABLE PROPOSALS TO AMEND THE INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND TO IMPLEMENT PERFORMANCE FEES? (FORTY PORTFOLIO, JANUS PORTFOLIO, AND OVERSEAS PORTFOLIO
ONLY)

     If shareholders of a Fund do not approve the proposal applicable to their Fund, the current investment advisory agreement will remain in effect with respect to that Fund. Janus Capital will continue to manage the Fund and receive compensation for its services at a flat fixed-rate fee. The Board of Trustees will take such action as it deems to be in the best interest of each Fund, including potentially soliciting additional proxies.

WHO IS ELIGIBLE TO VOTE?

     Shareholders who owned shares of a Fund at the close of business on
[          , 2010] (the "Record Date") will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their respective Fund.

HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
     - BY INTERNET, by going to the website listed on your proxy card;
     - BY TELEPHONE, using the toll-free number listed on your proxy card; or
     - IN PERSON, by attending the Meeting on [          , 2010] (or any
       adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

     It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may
be contacted by [          ], the proxy solicitor engaged by Janus Capital, who
will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve a proposal by the date of the Meeting, we may adjourn the Meeting, with respect to that proposal, to a later date so that we can continue to seek additional votes. Submitting your vote promptly will help to save costs associated with additional solicitations.

IF I SEND MY VOTE IN NOW AS REQUESTED, CAN I CHANGE IT LATER?

     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Funds at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposal.

WHAT IS THE REQUIRED VOTE TO APPROVE EACH PROPOSAL?

     Election of the Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

     Approval of each remaining proposal (Proposals 2.a., 2.b., and 2.c.) will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (voting separately) within the meaning of the Investment Company Act of 1940, as amended. A

"majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority").

     Quorum for consideration of a proposal at the Meeting is one-third of the outstanding shares entitled to vote of (i) all Funds (for election of Trustees), and (ii) the applicable Fund for the proposal related to the amendment to the advisory agreement.

WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

     Please call [          ], the proxy solicitor for the Fund, at
[1-          ].

                                                              [          , 2010]

                                  JANUS ASPEN SERIES

Balanced Portfolio                                             Janus Portfolio
Enterprise Portfolio                                        Overseas Portfolio
Flexible Bond Portfolio                                Research Core Portfolio
Forty Portfolio                                            Worldwide Portfolio
Global Life Sciences Portfolio  Janus Aspen INTECH Risk-Managed Core Portfolio
Global Technology Portfolio        Janus Aspen Perkins Mid Cap Value Portfolio
Growth and Income Portfolio


                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                              JOINT PROXY STATEMENT

     This is a joint proxy statement ("Proxy Statement") for the Janus funds listed above (each, a "Fund" and collectively, the "Funds"), each a series of Janus Aspen Series (the "Trust"). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees," or the "Trustees") to approve the following proposals that have already been approved by the Board:

     Proposal 1. For the Trust, to elect ten Trustees, each of whom is considered "independent."

     Proposal 2. To approve an amended and restated investment advisory agreement between the Fund and Janus Capital Management LLC ("Janus Capital") to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index for the following Funds:
                 a. Forty Portfolio
                 b. Janus Portfolio (formerly named Large Cap Growth Portfolio)
                 c. Overseas Portfolio (formerly named International Growth
                    Portfolio)

     The joint Special Meeting of Shareholders will be held at the JW Marriott
Hotel, 150 Clayton Lane, Denver, Colorado 80206, on [          , 2010] at [10:00
a.m.] Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting"). Any shareholder of record
who owned shares of a Fund as of the close of business on [          , 2010]
(the "Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.

     At the Meeting, you will be asked to vote on the proposals applicable to the Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our
proxy solicitor, [          ], at [1-          ]. This Proxy Statement, Notice
of Special Meeting, and the proxy card(s) are first being mailed to shareholders
and contract owners on or about [          , 2010].

     Each Fund is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). The Funds may also be available to certain qualified retirement plans. Individual contract owners are not the "shareholders" of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the applicable proposal(s) presented at the Meeting.

     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT [1-877-335-2687], VIA THE INTERNET AT [JANUS.COM/VARIABLE-INSURANCE], OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

INTRODUCTION

     At the Meeting, shareholders of all Funds will be asked to elect ten individuals to constitute the Trust's Board of Trustees. The ten nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These ten nominees were selected after careful consideration by the Trust's Nominating and Governance Committee, a committee consisting entirely of Trustees who are not "interested" persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Janus Capital (the "Independent Trustees") and the nominations were approved by all of the current Independent Trustees. Eight of the ten nominees currently serve as Trustees of the Trust. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.

     If elected, each Trustee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at age 72) or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the person named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

     The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. However, under the terms of a settlement reached between Janus Capital and the Securities and Exchange Commission (the "SEC," or the "Staff") in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Funds are obligated to hold a meeting of shareholders to elect Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust's organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust's shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

     The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee's name, age, principal occupation(s) and other information about the nominee's professional background, including other directorships the nominee holds or held, during the past five years. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. All nominees listed below, other than John H. Cammack and John P. McGonigle, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee, other than John H. Cammack and John P. McGonigle, is currently a trustee of Janus Investment Fund ("JIF"), another registered investment company advised by Janus Capital (JIF and the Trust, are collectively referred to herein as the "Janus funds"). Collectively, the Janus funds consist of 52 series as of December 31, 2009.

     Each Trustee or nominee is not an "interested" person of the Trust, as that term is defined in the 1940 Act.

                                          NUMBER OF FUNDS IN    PRINCIPAL OCCUPATION(S) AND
NAME, AGE AND           LENGTH OF TIME       FUND COMPLEX           OTHER DIRECTORSHIPS
POSITIONS(S) WITH THE   SERVED FOR THE    OVERSEEN OR TO BE           HELD BY NOMINEE
TRUST                       TRUST        OVERSEEN BY NOMINEE       DURING PAST FIVE YEARS
---------------------   --------------   -------------------    ---------------------------
John H. Cammack        N/A               52                     Managing partner of Cammack
DOB: 1952                                                       Associates LLC, a
Nominee                                                         consulting firm (since
                                                                2009). Formerly, Head of
                                                                Third Party Distribution
                                                                division of T. Rowe Price
                                                                (1991-2009).

Jerome S. Contro       12/05 - Present   52                     General partner of
DOB: 1956                                                       Crosslink Capital, a
Trustee                                                         private investment firm
                                                                (since 2008). Formerly,
                                                                partner of Tango Group, a
                                                                private investment firm
                                                                (1999-2008). Formerly,
                                                                Director of Envysion, Inc.
                                                                (internet technology),
                                                                Lijit Networks, Inc.
                                                                (internet technology), and
                                                                LogRhythm Inc. (software
                                                                solutions); Trustee and
                                                                Chairman of RS Investment
                                                                Trust; Director, IZZE
                                                                Beverages; and Director,
                                                                Ancestory.com, Inc.
                                                                (genealogical research
                                                                website).
William F. McCalpin    1/08 - Present    52                     Managing Director, Holos
DOB: 1957              6/02 - Present                           Consulting LLC (provides
Chairman                                                        consulting services to
Trustee                                                         foundations and other
                                                                nonprofit organizations).
                                                                Formerly, Executive Vice
                                                                President and Chief
                                                                Operating Officer of The
                                                                Rockefeller Brothers Fund
                                                                (a private family
                                                                foundation) (1998-2006).
                                                                Chairman of the Board and
                                                                Director of The Investment
                                                                Fund for Foundations
                                                                Investment Program (TIP)
                                                                (consisting of 4 funds);
                                                                and Director of the F.B.
                                                                Heron Foundation (a private
                                                                grantmaking foundation).

John W. McCarter, Jr.  6/02 - Present    52                     President and Chief
DOB: 1938                                                       Executive Officer of The
Trustee                                                         Field Museum of Natural
                                                                History (Chicago, IL)
                                                                (since 1996). Chairman of
                                                                the Board and Director of
                                                                Divergence Inc.
                                                                (biotechnology firm);
                                                                Director of W.W. Grainger,
                                                                Inc. (industrial
                                                                distributor); Trustee of
                                                                WTTW (Chicago public
                                                                television station) and the
                                                                University of Chicago;
                                                                Regent, Smithsonian
                                                                Institution; and Member of
                                                                the Board of Governors for
                                                                Argonne National Laboratory

John P. McGonigle      N/A               52                     Formerly, Vice President,
DOB: 1955                                                       Senior Vice President and
Nominee                                                         Executive Vice President of
                                                                Charles Schwab & Co., Inc.
                                                                (1989-2006). Trustee of
                                                                PayPal Funds (since 2008).
                                                                Formerly, Director of
                                                                Charles Schwab
                                                                International Holdings (a
                                                                brokerage service division
                                                                for joint ventures outside
                                                                the U.S.) (1999-2006)


                                          NUMBER OF FUNDS IN    PRINCIPAL OCCUPATION(S) AND
NAME, AGE AND           LENGTH OF TIME       FUND COMPLEX           OTHER DIRECTORSHIPS
POSITIONS(S) WITH THE   SERVED FOR THE    OVERSEEN OR TO BE           HELD BY NOMINEE
TRUST                       TRUST        OVERSEEN BY NOMINEE       DURING PAST FIVE YEARS
---------------------   --------------   -------------------    ---------------------------
Dennis B. Mullen       2/71 - Present    52 *                   Chief Executive Officer of
DOB: 1943                                                       Red Robin Gourmet Burgers,
Trustee                                                         Inc. (since 2005).
                                                                Formerly, private investor.
                                                                Chairman of the Board
                                                                (since 2005) and Director
                                                                of Red Robin Gourmet
                                                                Burgers, Inc. (RRGB); and
                                                                Director of Janus Capital
                                                                Funds Plc (Dublin-based,
                                                                non-U.S. funds).

James T. Rothe         1/97 - Present    52                     Co-founder and Managing
DOB: 1943                                                       Director of Roaring Fork
Trustee                                                         Capital SBIC, LP (SBA SBIC
                                                                fund focusing on private
                                                                investment in public equity
                                                                firms); and Professor
                                                                Emeritus of Business of the
                                                                University of Colorado,
                                                                Colorado Springs, CO (since
                                                                2004). Formerly, Professor
                                                                of Business of the
                                                                University of Colorado
                                                                (2002-2004); and
                                                                Distinguished Visiting
                                                                Professor of Business
                                                                (2001-2002) of Thunderbird
                                                                (American Graduate School
                                                                of International
                                                                Management), Glendale, AZ.
                                                                Director of Red Robin
                                                                Gourmet Burgers, Inc.
                                                                (RRGB)

William D. Stewart     6/84 - Present    52                     Corporate Vice President
DOB: 1944                                                       and General Manager of MKS
Trustee                                                         Instruments - HPS Products,
                                                                Boulder, CO (a manufacturer
                                                                of vacuum fittings and
                                                                valves) and PMFC Division,
                                                                Andover, MA (manufacturing
                                                                pressure measurement and
                                                                flow products).

Martin H. Waldinger    8/69 - Present    52                     Private investor and
DOB: 1938                                                       Consultant to California
Trustee                                                         Planned Unit Developments
                                                                (since 1994). Formerly, CEO
                                                                and President of Marwal,
                                                                Inc. (homeowner association
                                                                management company).

Linda S. Wolf          11/05 - Present   52                     Retired. Formerly, Chairman
DOB: 1947                                                       and Chief Executive Officer
Trustee                                                         of Leo Burnett (Worldwide)
                                                                (advertising agency) (2001-
                                                                2005). Director of Wal-
                                                                Mart, The Field Museum of
                                                                Natural History (Chicago,
                                                                IL), Children's Memorial
                                                                Hospital (Chicago, IL),
                                                                Chicago Council on Global
                                                                Affairs, and InnerWorkings
                                                                (U.S. provider of print
                                                                procurement solutions to
                                                                corporate clients).


--------

* Mr. Mullen also serves as director of Janus Capital Funds Plc ("JCF"), an offshore product, consisting of 17 funds. Including JCF and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Funds on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board's Chairman. The Board's responsibilities include, but are not limited to, oversight of the Funds' officers and service providers, including Janus Capital, which is responsible for the Trust's day-to-day operations. The Trustees approve all of the agreements entered into with the Funds' service providers, including the investment management agreements with Janus Capital and the Funds' sub-advisors. The Trustees are also responsible for determining or changing the Funds' investment objectives, policies and available investment techniques, as well as for overseeing the Funds' Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel, an independent fee consultant, and other experts as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

     The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Fund's investment advisory agreement with Janus Capital, but specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board ("Board Chairman") is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board's liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Funds overseen and the various investment objectives of those Funds, (2) the manner in which the Funds' shares are marketed and distributed and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust's day-to-day operations, including the management of each Fund's portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

     There were six regular meetings and fourteen special meetings of the Trustees held during the Trust's fiscal year ended December 31, 2009. Each Trustee attended most if not all of the meetings during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

     The Board of Trustees proposed for election at the Meeting will be comprised of ten trustees. The SEC has adopted rules that require at least 75% of the board members of a fund to be "independent" in order for the fund to take advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, 100% of the Board of Trustees will continue to be "independent."

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust's Nominating and Governance Committee.

     Audit Committee. The Audit Committee reviews the Trust's financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings and the audit process. The Committee's review of the audit process includes, among other things, the recommendation of the appointment and compensation of the Trust's independent auditor, which performs the audits of the Funds' financial statements, oversight of the independent auditor, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust's independent auditor as to its independence. Currently, the members of the Audit Committee are: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen. The Committee held four meetings during the fiscal year ended December 31, 2009.

     Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust's use of brokerage commissions and placement of Fund portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, "step-out" arrangements and client commission arrangements. Currently, the members of the Brokerage Committee are: James T. Rothe (Chairman), Jerome S. Contro and Martin H. Waldinger. The Committee held four meetings during the fiscal year ended December 31, 2009.

     Investment Oversight Committee. The Investment Oversight Committee oversees the investment activities of the Funds. The Committee meets regularly with investment personnel at Janus Capital and any sub-adviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Currently, the members of the Investment Oversight Committee are: Dennis B. Mullen (Chairman), Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., James T. Rothe, William D. Stewart, Martin H. Waldinger and Linda S. Wolf. The Committee held five meetings during the fiscal year ended December 31, 2009.

     Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust's Proxy Voting Guidelines. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chairman), William F. McCalpin and William D. Stewart. The Committee held five meetings during the fiscal year ended December 31, 2009.

     Nominating and Governance Committee. The Nominating and Governance Committee identifies and recommends individuals for Trustee membership, consults with Fund management and the Board Chairman in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. Currently, the members of the Nominating and Governance Committee are: John W. McCarter, Jr. (Chairman), William F. McCalpin and Dennis B Mullen. The Committee held eight the fiscal year ended December 31, 2009.

     Pricing Committee. The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds' securities. Currently, the members of the Pricing Committee are: William
D. Stewart (Chairman), James T. Rothe and Linda S. Wolf. The Committee held sixteen meetings during the fiscal year ended December 31, 2009.

PROCESS FOR IDENTIFYING AND EVALUATING TRUSTEE NOMINEES AND NOMINEE
QUALIFICATIONS

     The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee's charter, the principal criterion for selection of candidates for the Board is the candidate's ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee. In considering a potential candidate's qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry, (ii) relevant experience, (iii) educational background, (iv) reputation for high ethical standards and personal and professional integrity, (v) financial, technical or other expertise, (vi) time commitment to the performance of duties of a Trustee,
(vii) stature commensurate with the responsibility of representing Fund shareholders, and (viii) if a candidate is for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

     Consistent with the Trust's organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix A.

     The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

     After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the ten nominees identified below. The Committee believes that if elected, each of the nominees qualifies to serve as an Independent Trustee. Each nominee's background is detailed above. The Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each nominee should serve as a Trustee, in light of the Trust's business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each nominee presented, none of which by itself was considered dispositive.

     John H. Cammack: service as Head of Third Party Distribution and member of the Operating Steering Committee for a large mutual fund complex, service on two not-for-profit boards and chairman of the Mutual Fund Education Alliance.

     Jerome S. Contro: General Partner in private investment firms, service on multiple corporate boards, and a Fund Independent Trustee since 2005.

     William F. McCalpin: service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Chairman of the Board of Trustees since 2008.

     John P. McGonigle: service in multiple capacities with a leading financial services firm, including as Head of Mutual Funds and Asset Management, and as an independent trustee of a money market fund.

     John W. McCarter, Jr.: President and CEO of large non-profit organization, service on multiple corporate and non-profit boards, and a Fund Independent Trustee since 2002.

     Dennis B. Mullen: Chairman of the Board and CEO of NASDAQ-listed company, director of off-shore fund complex, and a Fund Independent Trustee since 1971 and Independent Chairman of the Board of Trustees from 2004 to 2007.

     James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

     William D. Stewart: Corporate vice-president of a NASDAQ-listed industrial manufacturer, and a Fund Independent Trustee since 1984.

     Martin H. Waldinger: service as CEO of a homeowner association management company, and a Fund Independent Trustee since 1969.

     Linda S. Wolf: service as Chairman and CEO of a global advertising firm, service on multiple corporate and non-profit boards, and a Fund Independent Trustee since 2005.

BOARD OVERSIGHT OF RISK MANAGEMENT

     Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, as part of its overall oversight responsibilities for the Fund's operations, oversees Janus Capital's risk management efforts with respect to the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital's (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer, and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report, will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Funds' other service providers and from independent consultants hired by the Board.

     Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counter-party risk associated with the Funds' portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

     The Board has appointed a Chief Compliance Officer for the Funds ("Fund CCO") who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board's regular meetings. The Fund CCO, who also serves as Janus Capital's Chief Compliance Officer, discusses relevant risk issues that may impact the Funds and/or Janus Capital's services to the Funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Funds' compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Funds' compliance policies and procedures that could expose the Funds' to additional risk or adversely impact the ability of Janus Capital to provide services to the Funds.

     The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with the respect to the Funds' risk management process.

SHARE OWNERSHIP

     The Trustees believe that each Trustee should invest in one or more Janus funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so. The amount of such investment, and the Janus fund(s) in which a Trustee determines to invest, is dictated by the Trustee's individual financial circumstances and investment goals.

     The Trustees and nominees cannot directly own shares of a Fund without purchasing an insurance contract through one of the Participating Insurance Companies or through a qualified plan. As a result, none of the Trustees or nominees for election at the Meeting currently own any Fund shares. In addition,
as of [          ], the nominees, Trustees and executive officers of the Funds, individually and collectively as a group, owned less than 1% of the outstanding shares of each Fund. The Trustees and nominees own shares of other Janus funds that are similarly managed as the Funds and managed by the same portfolio managers, but available through different distribution channels. The following table shows the aggregate dollar range of equity securities in all Janus funds

(52 funds as of December 31, 2009) owned directly or beneficially as
of           , 2009 by each Trustee and the nominees for election at the
Meeting.

                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES IN ALL FUNDS OVERSEEN OR
                                         TO BE OVERSEEN BY TRUSTEE/NOMINEE IN
NAME OF TRUSTEE/NOMINEE                          JANUS FAMILY OF FUNDS
-----------------------                  ------------------------------------
Independent Trustees
  Jerome S. Contro.....................              Over $100,000(1)
  William F. McCalpin..................              Over $100,000
  John W. McCarter, Jr. ...............              Over $100,000
  Dennis B. Mullen.....................              Over $100,000(1)
  James T. Rothe.......................              Over $100,000
  William D. Stewart...................              Over $100,000
  Martin H. Waldinger..................              Over $100,000(1)
  Linda S. Wolf........................              Over $100,000(1)
Trustee Nominees
  John H. Cammack......................              Over $100,000(2)
  John P. McGonigle....................              Over $100,000


--------

(1) Ownership may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.

(2) Ownership is as of February 8, 2010.

COMPENSATION OF TRUSTEES

     The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included below. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee not considered an "independent" Trustee, for their services as Trustees or officers. All of the Trustees or nominees are "independent." The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

     The Trust's Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees' responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

     The following table shows the aggregate compensation paid to each current Independent Trustee by the Trust and by all of the Janus funds during calendar year 2009. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus funds. The Trustees have established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("Shadow Investments").

                                           AGGREGATE    TOTAL COMPENSATION
                                         COMPENSATION     FROM THE TRUST
                                           FROM THE        AND THE JANUS
NAME OF INDEPENDENT TRUSTEE                TRUST(1)     FUND COMPLEX(2)(3)
---------------------------              ------------   ------------------
William F. McCalpin(4).................                      $376,000
Jerome S. Contro(5)....................                      $305,500
John W. McCarter, Jr.(5)...............                      $300,750
Dennis B. Mullen(5)....................                      $328,661
James T. Rothe(5)......................                      $312,750
William D. Stewart(5)..................                      $296,750
Martin H. Waldinger....................                      $267,000
Linda S. Wolf(5).......................                      $273,750


--------

(1) Includes compensation for service on behalf of 14 Funds (as of December 31, 2009).
(2) For all Trustees, includes compensation for service on the boards of three Janus trusts (the Trust, Janus Investment Fund and Janus Adviser Series) comprised of 68 portfolios, and for two trusts (the Trust and Janus Investment Fund) from July 2, 2009 to December 31, 2009, comprised of 52 portfolios. In addition, Mr. Mullen's compensation includes service on the board of an additional trust, Janus Capital Funds Plc (an offshore product) comprised of a total of 17 portfolios (as of December 31, 2009).
(3) Total Compensation received from the Janus funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $152,250; Martin H. Waldinger $66,750; and Linda S. Wolf $68,438.
(4) Aggregate Compensation received from the Funds and Total Compensation received from all Janus funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5) Aggregate Compensation received from the Funds and Total Compensation received from all Janus funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees.

OFFICERS OF THE TRUST

     The officers of the Trust and their principal occupations are set forth in Appendix B to this Proxy Statement.

 THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                                  EACH NOMINEE.

                                   PROPOSAL 2
           APPROVE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
                RELATED TO INTRODUCTION OF PERFORMANCE INCENTIVE
                        INVESTMENT ADVISORY FEE STRUCTURE

INTRODUCTION

     On December 11, 2009, the Board of Trustees approved amendments to the investment advisory agreements between Janus Capital and each of Forty Portfolio, Janus Portfolio and Overseas Portfolio (for purposes of this Proposal 2, each of Forty Portfolio, Janus Portfolio and Overseas Portfolio is referred to as a "Fund" and collectively, the "Funds"). Each amendment changes the annual rate of compensation paid to Janus Capital as your Fund's investment adviser from a fixed rate of 0.64% to a rate that adjusts up or down based on the Fund's performance relative to its benchmark index (the "Proposed Amended Advisory Agreement"). This change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed Amended Advisory Agreements to shareholders of the Funds for their approval, as described further below. Shareholders of Forty Portfolio will vote on Proposal 2.a.; shareholders of Janus Portfolio will vote on Proposal 2.b., and shareholders of Overseas Portfolio will vote on Proposal 2.c. A form of a Proposed Amended Advisory Agreement is attached to this Proxy Statement as Appendix C.

     The proposal to implement a performance-based advisory fee is designed to more closely align Janus Capital's interests with those of the Funds' shareholders. The premise of a performance fee is that an investment adviser should earn more if it is performing well for Fund shareholders and should earn less if it is underperforming. To assess the performance of the investment adviser, a Fund's performance is measured against the performance of the Fund's primary benchmark. This means that it is the relative outperformance or underperformance of a Fund compared to its benchmark, and not the Fund's absolute performance, that causes the advisory fee to be adjusted up or down. As a result, if the performance-based advisory fee is approved for your Fund, the investment advisory fee paid by your Fund to Janus Capital will decrease when the Fund is not performing well relative to its benchmark index and increases during periods when the Fund outperforms its benchmark index. The section entitled "Comparison of the Current and Proposed Amended Advisory Agreements" below provides a detailed description of how the proposed performance-based advisory fee would be calculated for your Fund, and also includes examples showing the investment advisory fees your Fund would have paid if the proposed performance-fee had been in place during the Fund's most recent fiscal year.

     The Board of Trustees has previously approved performance-based advisory fees for a number of other Janus funds, and, for the reasons described below, believes that moving to a fee that adjusts up or down based on a Fund's performance better aligns the interest of Janus Capital, each Fund's investment adviser, with those of the Fund's shareholders. At the same time, Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services to the Funds and to attract and retain talented investment personnel.

BOARD CONSIDERATION, APPROVAL AND RECOMMENDATION

     At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom are Independent Trustees, meaning he or she is not an "interested person" (as defined by the 1940 Act) of the Trust ("Independent Trustees"), voted unanimously to approve each Proposed Amended Advisory Agreement and authorized the submission of each Proposed Amended Advisory Agreement to each Fund's shareholders for approval. If approved, the Proposed Amended Advisory Agreements will be in effect until February 1, 2011, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority and, in either event, by the vote of a majority of the Independent Trustees.

     Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for a Base Fee Rate (as defined below under "Comparison of the Current and Proposed Amended Advisory
Agreements - Proposed Performance Fee Structure") for each of those funds at the same rate as its current advisory fee rate, and a performance-based adjustment that would increase or decrease the fee based on whether the fund's total return performance exceeds or lags a stated relevant benchmark index.

     Working with Janus Capital to develop a performance structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for the Funds will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds.

     As described below, the Performance Adjustment that will be added to or subtracted from the Base Fee Rate as a result of a Fund's performance, relative to its benchmark index, is a variable rate of up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting a Fund's operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in each Proposed Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the applicable Fund based on a number of factors, including that each index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between a Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio managers in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of a Fund and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 12 months and up to 18 months after the effective date of the performance-based fees structure outlined in each Proposed Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only a Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a 36-month rolling performance measurement period.

     In considering the Proposed Amended Advisory Agreements, and the performance fee structure reflected in the Agreements, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

     In considering whether to approve the Proposed Amended Advisory Agreements, the Board of Trustees noted that, except for the performance-based fee structure, the Proposed Amended Advisory Agreements are substantially similar to the Current Advisory Agreements, which were most recently approved by them at a meeting held on December 11, 2009. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Funds and concluded that the services provided were acceptable. Certain of these considerations are discussed in more detail below. Based on their evaluation of that information and other factors, on December 11, 2009, the Independent Trustees approved the Proposed Amended Advisory Agreement for each Fund, subject to shareholder approval.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Amended Advisory Agreements.

     The Trustees concluded that the Proposed Amended Advisory Agreement for each Fund was not expected to adversely affect the nature, extent or quality of services provided to the Funds, and that the Funds would continue to benefit from services provided under the Proposed Amended Advisory Agreements. They also concluded that the quality of Janus Capital's services to each Fund has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Proposed Amended Advisory Agreements; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of each Fund. They also concluded that Janus Capital's financial condition was sound.

  COSTS OF SERVICES PROVIDED

     The Trustees considered the fee structure under the Proposed Amended Advisory Agreements, as well as the overall fee structure of the Funds. The Trustees examined the fee information and expenses for the Funds in comparison to information for other comparable funds, as provided by Lipper.

     The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for each Fund. The Trustees also considered the overall fees of each Fund for services provided to the Fund.

     The Trustees concluded that the estimated overall expense ratio of each Fund was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

  PERFORMANCE OF THE FUNDS

     The Trustees considered the performance results of the Funds over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper, and with each Fund's benchmark index. They concluded that the performance of the Funds was acceptable under current market conditions. [Although the performance of the Funds lagged benchmark indices for certain periods,] the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.

  OTHER BENEFITS FROM THE RELATIONSHIP WITH JANUS CAPITAL

     The Trustees also considered benefits that would accrue to the Funds from their relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Proposed Amended Advisory Agreements and the fees to be paid by the Funds for such services, the Funds and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Funds and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm's ability to serve the Funds. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Funds or other funds in the Janus complex, and that the Funds may potentially benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Proposed Amended Advisory Agreement for each Fund was in the best interest of each Fund and its shareholders. The Trustees, each of whom is an Independent Trustee, voted to approve the Proposed Amended Advisory Agreements and to recommend them to shareholders for their approval.

INFORMATION CONCERNING THE ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Funds pursuant to a separate investment advisory agreement between the Trust, on behalf of each Fund, and Janus Capital, each dated July 1, 2004 (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements"). Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses that had $159.7 billion in assets under management as of December 31, 2009. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.

     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of December 31, 2009, the Janus funds that Janus Capital advises consisted of 52 portfolios offering a broad range of investment objectives, including those with similar investment objectives as the Funds (see attached Appendix D for further information). Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Appendix E to this Proxy Statement.

COMPARISON OF THE CURRENT AND PROPOSED AMENDED ADVISORY AGREEMENTS

     Except for the change in fee structure to a performance-based advisory fee and the dates of execution, the terms of the Current Advisory Agreements and the Proposed Amended Advisory Agreements are the same. A summary of these agreements is provided below.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreements and the Proposed Amended Advisory Agreements.

     Janus Capital provides each Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of each Fund and for providing continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to (i) the Trust's Amended and Restated Trust Instrument and Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Trust's registration statement; (iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine.

     Janus Capital provides office space for each Fund and pays the salaries, fees, and expenses of all Fund officers (sharing certain expenses and salaries for the Funds' Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital provides certain administrative services to each Fund as described under "Fund Service Providers" and is responsible for the other business affairs of each Fund. Janus Capital is authorized to delegate to others to perform certain administrative and other services.

     Each Fund pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by each Fund to Janus Distributors and Janus Services, is included under "Fund Service Providers" in this Proxy Statement.

     Liability. Each Fund's Current Advisory Agreement and Proposed Amended Advisory Agreement provides that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. Each Fund's Current Advisory Agreement and Proposed Amended Advisory Agreement continues in effect until February 1, 2011, and from year to year thereafter, so long as such continuance is specifically approved at least annually by a majority of the Fund's Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Board of Trustees. The "majority of outstanding voting securities" means the lesser of (i) 67% or more of the shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority").

     The Current Advisory Agreements and the Proposed Amended Advisory Agreements each: (i) may be terminated, without penalty, by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority.

     Additional Information. The date of the Current Advisory Agreements between Janus Capital and each Fund, the date they were last considered and reviewed by the Trustees, the date when they were last approved by shareholders of each Fund, and the reason it was last submitted for shareholder approval are set forth below:

                                                 DATE LAST         DATE LAST
                         DATE OF CURRENT       CONSIDERED BY     SUBMITTED TO
FUND                        AGREEMENT             TRUSTEES       SHAREHOLDERS   REASON
----                  --------------------   -----------------   ------------   ------
Forty Portfolio.....  July 1, 2004 as        December 11, 2009
                      amended February 1,
                      2006 and June 14,
                      2006
Janus Portfolio.....  July 1, 2004 as        December 11, 2009
                      amended February 1,
                      2006 and June  4,
                      2006
Overseas Portfolio..  July 1, 2004 as        December 11, 2009
                      amended February 1,
                      2006 and June 14,
                      2006


     The implementation of each Proposed Amended Advisory Agreement for a Fund is contingent upon shareholder approval of that Fund.

     Compensation. Pursuant to its Current Advisory Agreement, each Fund pays Janus Capital an investment advisory fee for its services, which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to Janus Capital under its

Current Advisory Agreement is calculated at an annual fixed rate of 0.64% of a Fund's average daily net asset value.

     Under each Fund's Proposed Amended Advisory Agreement, the advisory fee paid would consist of an annual base fee and a performance fee adjustment. The base fee would be the same as the current fixed rate at 0.64%, but would be subject to an adjustment up or down based on the Fund's performance relative to its respective benchmark index, as discussed in further detail below.

     Proposed Performance Fee Structure. The proposed investment advisory fee to be paid to Janus Capital by each Fund will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee rate of 0.64% to a Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the Proposed Amended Advisory Agreement has been in effect for at least 12 months for Janus Portfolio; 15 months for Overseas Portfolio; or 18 months for Forty Portfolio. When the Proposed Amended Advisory Agreement has been in effect for at least 12 months (15 months for Overseas Portfolio and 18 months for Forty Portfolio), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amended Advisory Agreement took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The Performance Adjustment may result in an increase or decrease in the investment advisory fee rate paid by a Fund, depending on the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment will be applied unless the difference between a Fund's investment performance and the investment record of the Fund's benchmark is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period, and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and its benchmark index.

     The investment performance of a Fund's Service Shares ("Service Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Service Shares against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

     The Trustees may determine that a class of shares of the Fund other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. The Trustees would notify you of any such change.

     Each Fund's benchmark index is identified below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff of the SEC that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders if they determine that a change in a Fund's benchmark index is appropriate.

     While it is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of its benchmark index and future changes to the size of each Fund, below is information to help you evaluate the potential impact of this change.

     If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period, and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Applying the monthly Base Fee Rate of 1/12(th) of 0.64% of average daily net assets during the previous month, assume that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

     The Base Fee Rate would be computed as follows:

     $200 million x 0.64% / 12 = $106,667

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $106,667, plus a Performance Adjustment of $62,500, for a total fee of $169,167, which is approximately 1/12th of 1.01% of $200 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $106,667, minus a Performance Adjustment of $62,500, for a total fee of $44,167, which is approximately 1/12th of 0.26% of $200 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.01% in the case of outperformance, or approximately 1/12th of 0.26% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

     The Base Fee Rate would be computed as follows:

     $800 million x 0.64% / 12 = $426,667

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $426,667, plus a Performance Adjustment of $62,500, for a total fee of $489,167, which is approximately 1/12th of 0.73% of $800 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $426,667, minus a Performance Adjustment of $62,500, for a total fee of $364,167, which is approximately 1/12th of 0.55% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.73% in the case of outperformance, or approximately 1/12th of 0.55% in the case of underperformance.

     If approved for a Fund, the Proposed Amended Advisory Agreement, including the performance-based advisory fee structure, described in this Proposal is expected to become effective on or about [July 1, 2010]. However, as noted above, no Performance Adjustment will be made until the Proposed Amended Advisory Agreement has been in effect for at least 12 months in the case of Janus Portfolio; 15 months in the case of Overseas Portfolio; or 18 months in the case of Forty Portfolio. Until such time, only the Fund's Base Fee Rate will apply.

     The proposed Base Fee Rate for each Fund (which is the same as the current annual investment advisory fee rate paid by each Fund to Janus Capital) and each Fund's benchmark index are shown in the following table:

                                                                        BASE FEE RATE
FUND                                   BENCHMARK INDEX                (ANNUAL FEE RATE)
----                      -----------------------------------------   -----------------
Forty Portfolio........        Russell 1000(R) Growth Index(1)               0.64%
Janus Portfolio........        Russell 1000(R) Growth Index(1)               0.64%
Overseas Portfolio.....   MSCI All Country World ex-U.S. IndexSM(2)          0.64%


--------

(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
(2) The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

     The following table shows: (1) the dollar amount of the actual advisory fees paid by each Fund for the fiscal year ended December 31, 2009; (2) the dollar amount of the pro forma advisory fees that would have been paid by each Fund if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) for each Fund, the difference between (i) the amount of the pro forma advisory fees that would have been paid under the performance-based fee structure and (ii) the amount of the actual advisory fees paid expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by a Fund, and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by a Fund. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2009 and that it would have been calculated over the full preceding 36-month performance measurement period. No fee waivers are in effect during any of the periods noted.

                              ACTUAL ADVISORY FEES                  PRO FORMA ADVISORY FEES
                     -------------------------------------  --------------------------------------
                        ACTUAL                    ACTUAL     PRO FORMA                  PRO FORMA    DIFFERENCE
                       ADVISORY                  ADVISORY     ADVISORY                ADVISORY FEE     BETWEEN
                      FEE BEFORE                FEE AFTER    FEE BEFORE   PRO FORMA       AFTER       PRO FORMA
                        WAIVER       WAIVER       WAIVER      WAIVER*      WAIVER*       WAIVER*     AND ACTUAL
FUND                 ($) (000'S)  ($) (000'S)  ($) (000'S)  ($) (000'S)  ($) (000'S)   ($) (000'S)  ADVISORY FEE
----                 -----------  -----------  -----------  -----------  -----------  ------------  ------------
Forty Portfolio....      6,408        N/A          6,408        7,446        N/A          7,446         16.19%
Janus Portfolio....     12,199        N/A         12,199       12,198        N/A         12,198         -0.01%
Overseas
  Portfolio........     11,715        N/A         11,715       14,671        N/A         14,671         25.23%


--------

* As described below in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees for each Fund is based on the investment performance of the Fund's Service Shares versus the Fund's benchmark index over the 36-month period ended December 31, 2009.

                              2.a. FORTY PORTFOLIO

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Forty Portfolio. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended December 31, 2008 and December 31, 2009 were $827,195,677 and $1,222,490,446, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Service Shares compared to the investment record of the Russell 1000(R) Growth Index.

EXAMPLE 1:  FUND OUTPERFORMS ITS BENCHMARK BY 8.50%

     If the Fund has outperformed the Russell 1000(R) Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%         1/12(th) of 0.15%            1/12(th) of 0.79%


EXAMPLE 2:  FUND PERFORMANCE TRACKS ITS BENCHMARK

     If Fund performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%               0.00%                  1/12(th) of 0.64%


EXAMPLE 3:  FUND UNDERPERFORMS ITS BENCHMARK BY 8.50%

     If the Fund has underperformed the Russell 1000(R) Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%        1/12(th) of - 0.15%           1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. No fee waivers are in effect so all numbers are shown gross of expenses. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended December 31, 2009. For the 36-month period ended December 31, 2009, the Fund outperformed the Russell 1000(R) Growth Index and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, each variable insurance contract involves fees and expenses not described herein. See your contract prospectus for information regarding contract fees and expenses, and any restrictions on purchases or allocations.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The tables and examples provided below are designed to assist participants in qualified plans that invest in shares of the Fund in understanding the fees and expenses that you may pay as an investor in the Fund. THE TABLES AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL FOR ANY CHANGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         SERVICE   INSTITUTIONAL
                                                          SHARES       SHARES
                                                         -------   -------------
(CURRENT AND PRO FORMA STRUCTURE)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)...........................    None         None
Redemption Fee.........................................    None         None
Exchange Fee...........................................    None         None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(1)

                                                                            TOTAL
                                                                            ANNUAL
                                                                             FUND
                             MANAGEMENT     DISTRIBUTION       OTHER      OPERATING
                               FEE(2)     (12b-1) FEES(3)   EXPENSES(4)    EXPENSES
                             ----------   ---------------   -----------   ---------
FORTY PORTFOLIO
  Service Shares
     Current...............     0.64%           0.25%           0.04%        0.93%
     Pro Forma.............     0.74%           0.25%           0.04%        1.03%
  Institutional Shares
     Current...............     0.64%            N/A            0.04%        0.68%
     Pro Forma.............     0.74%            N/A            0.04%        0.78%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES
ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown below. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (December 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
FORTY PORTFOLIO
  Service Shares
     Current........................   $ 95      $296      $515     $1,143
     Pro Forma(*)...................    105       328       569      1,259
  Institutional Shares
     Current........................     69       218       379        847
     Pro Forma(*)...................     80       249       433        966


--------

(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown is based on the investment performance of the Fund's Service Shares versus the Russell 1000(R) Growth Index over the 36-month period ended December 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) "Other Expenses" include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
 * The Pro Forma numbers shown include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                              2.b. JANUS PORTFOLIO

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Janus Portfolio. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended December 31, 2008 and December 31, 2009 were $1,505,286,603 and $2,488,816,223, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Service Shares compared to the investment record of the Russell 1000(R) Growth Index.

EXAMPLE 1:  FUND OUTPERFORMS ITS BENCHMARK BY 4.00%

     If the Fund has outperformed the Russell 1000(R) Growth Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%         1/12(th) of 0.15%            1/12(th) of 0.79%


EXAMPLE 2:  FUND PERFORMANCE TRACKS ITS BENCHMARK

     If Fund performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%               0.00%                  1/12(th) of 0.64%


EXAMPLE 3:  FUND PERFORMANCE UNDERPERFORMS ITS BENCHMARK BY 4.00%

     If the Fund has underperformed the Russell 1000(R) Growth Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%         1/12(th) of -0.15%           1/12(th) of 0.49%

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. No fee waivers are in effect so all numbers are shown gross of expenses. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended December 31, 2009. For the 36-month period ended December 31, 2009, the Fund underperformed the Russell 1000(R) Growth Index and the fiscal year-end average daily net assets were higher than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, each variable insurance contract involves fees and expenses not described herein. See your contract prospectus for information regarding contract fees and expenses, and any restrictions on purchases or allocations.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The tables and examples provided below are designed to assist participants in qualified plans that invest in shares of the Fund in understanding the fees and expenses that you may pay as an investor in the Fund. THE TABLES AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL FOR ANY CHANGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         SERVICE   INSTITUTIONAL
                                                          SHARES       SHARES
                                                         -------   -------------
(CURRENT AND PRO FORMA STRUCTURE)
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)...........................    None         None
Redemption Fee.........................................    None         None
Exchange Fee...........................................    None         None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(1)

                                                                          TOTAL
                                                                          ANNUAL
                                           DISTRIBUTION                    FUND
                              MANAGEMENT      (12b-1)        OTHER      OPERATING
                                FEE(2)        FEES(3)     EXPENSES(4)    EXPENSES
                              ----------   ------------   -----------   ---------
JANUS PORTFOLIO
  Service Shares
     Current................     0.64%         0.25%          0.03%        0.92%
     Pro Forma..............     0.64%         0.25%          0.03%        0.92%
  Institutional Shares
     Current................     0.64%          N/A           0.04%        0.68%
     Pro Forma..............     0.64%          N/A           0.04%        0.68%


EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown below. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (December 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
JANUS PORTFOLIO
  Service Shares
     Current........................    $94      $293      $509     $1,131
     Pro Forma(*)...................     94       293       509      1,131
  Institutional Shares
     Current........................     69       218       379        847
     Pro Forma(*)...................     69       218       379        847


--------

(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown is based on the investment performance of the Fund's Service Shares versus the Russell 1000(R) Growth Index over the 36-month period ended December 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.

(3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) "Other Expenses" include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
 * The Pro Forma numbers shown include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                             2.c. OVERSEAS PORTFOLIO

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Overseas Portfolio. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended December 31, 2008 and December 31, 2009 were $1,361,309,107 and $2,326,932,204, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Service Shares compared to the investment record of the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM).

EXAMPLE 1:  FUND OUTPERFORMS ITS BENCHMARK BY 7.00%

     If the Fund has outperformed the MSCI All Country World ex-U.S. Index(SM) by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%         1/12(th) of 0.15%            1/12(th) of 0.79%

EXAMPLE 2:  FUND PERFORMANCE TRACKS ITS BENCHMARK

     If Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%               0.00%                  1/12(th) of 0.64%


EXAMPLE 3:  FUND PERFORMANCE UNDERPERFORMS ITS BENCHMARK BY 7.00%

     If the Fund has underperformed the MSCI All Country World ex-U.S. Index(SM) by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                    TOTAL ADVISORY FEE RATE
  BASE FEE RATE      PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
  -------------      ---------------------------    -----------------------
1/12(th) of 0.64%         1/12(th) of -0.15%           1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. No fee waivers are in effect so all numbers are shown gross of expenses. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended December 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended December 31, 2009. For the 36-month period ended December 31, 2009, the Fund outperformed the MSCI All Country World ex-U.S. Index(SM) and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, each variable insurance contract involves fees and expenses not described herein. See your contract prospectus for information regarding contract fees and expenses, and any restrictions on purchases or allocations.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The tables and examples provided below are designed to assist participants in qualified plans that invest in shares of the Fund in understanding the fees and expenses that you may pay as an investor in the Fund. THE TABLES AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL FOR ANY CHANGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                              SERVICE SHARES   SERVICE II SHARES   INSTITUTIONAL SHARES
                              --------------   -----------------   --------------------
(CURRENT AND PRO FORMA STRUCTURE)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  % of offering price)......       None               None                 None
Redemption Fee on Shares
  held for 60 days or less
  (as a % of amount
  redeemed).................       None               1.00%(1)             None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(2)

                                                                          TOTAL
                                                                          ANNUAL
                                           DISTRIBUTION                    FUND
                              MANAGEMENT      (12b-1)        OTHER      OPERATING
                                FEE(3)        FEES(4)     EXPENSES(5)    EXPENSES
                              ----------   ------------   -----------   ---------
OVERSEAS PORTFOLIO
  Service Shares
     Current................     0.64%         0.25%          0.06%        0.95%
     Pro Forma..............     0.80%         0.25%          0.06%        1.11%
  Service II Shares
     Current................     0.64%         0.25%          0.06%        0.95%
     Pro Forma..............     0.80%         0.25%          0.06%        1.11%
  Institutional Shares
     Current................     0.64%          N/A           0.06%        0.70%
     Pro Forma..............     0.80%          N/A           0.06%        0.86%


EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES
ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown below. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (December 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
OVERSEAS PORTFOLIO
  Service Shares
     Current........................   $ 97      $303      $525     $1,166
     Pro Forma(*)...................    113       353       612      1,352
  Service II Shares
     Current........................     97       303       525      1,166
     Pro Forma(*)...................    113       353       612      1,352
  Institutional Shares
     Current........................     72       224       390        871
     Pro Forma(*)...................     88       274       477      1,061


--------

(1) A redemption fee of 1.00% applies to interest held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide in the Fund's Prospectus.
(2) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown is based on the investment performance of the Fund's Service Shares versus the MSCI All Country World ex-U.S. Index(SM) Index over the 36-month period ended December 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5) "Other Expenses" include acquired fund fees and expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
 * The Pro Forma numbers shown include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

REQUIRED VOTE

     Approval of each Proposed Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the Fund to which it applies. If shareholders of a Fund do not approve the proposal applicable to their Fund, the Current Advisory Agreement for that Fund will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.

 THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
       APPROVAL OF THE PROPOSED AMENDED ADVISORY AGREEMENT FOR YOUR FUND.

                             FUND SERVICE PROVIDERS

     ADMINISTRATOR. Janus Capital serves as administrator to the Funds, performing internal accounting, recordkeeping, blue sky monitoring and registration functions of the Funds. Janus Capital may be reimbursed by the Funds for certain administrative and clerical functions it provides to the Funds, as well as for reasonable costs it incurs in performing certain functions. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed amended advisory agreements (discussed in Proposal 2).

     DISTRIBUTOR. Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Funds pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Service Shares and Service II Shares, Janus Distributors receives a 12b-1 distribution fee from Service Shares and Service II Shares at the annual rate of up to 0.25% of the average daily net assets of such shares in each Fund, as applicable. Janus Distributors uses the payments to pay insurance companies and qualified service providers for distribution and/or administrative services provided by such service providers. Janus Distributors may retain some or all of the fee it receives from each class of shares or may pass it through to financial intermediaries in payment for distribution and/or administrative services. Janus Distributors intends to continue to provide the same services after implementation of the proposed amended advisory agreements (discussed in Proposal 2).

     Fees paid by Service Shares and Service II Shares of each Fund offering such shares for the fiscal year ended December 31, 2009 are shown in the table below.

                                          FEES PAID TO JANUS DISTRIBUTORS FOR
                                          FISCAL YEAR ENDED DECEMBER 31, 2009
                                         ------------------------------------
                                         SERVICE SHARES     SERVICE II SHARES
FUND                                       ($) (000'S)         ($) (000'S)
----                                     --------------     -----------------
Balanced Portfolio.....................       1,357                 N/A
Enterprise Portfolio...................         752                 N/A
Flexible Bond Portfolio................          71                 N/A
Forty Portfolio........................       1,633                 N/A
Global Life Sciences Portfolio.........          50                 N/A
Global Technology Portfolio............         254                  48
Growth and Income Portfolio............          72                 N/A
Janus Portfolio........................       3,128                 N/A
Mid Cap Value Portfolio................         146                 N/A
Research Core Portfolio................           5                 N/A
Risk-Managed Core Portfolio............          71                 N/A
Overseas Portfolio.....................        3128                 911
Worldwide Portfolio....................         399                -N/A

     TRANSFER AGENT. Janus Services, P.O. Box 173375, Denver, Colorado 80207-3375, a wholly-owned subsidiary of Janus Capital, serves as each Fund's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services is not compensated for its services related to the Funds, except for out-of-pocket costs. Pursuant to the Transfer Agency Agreement, each class of each Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. Janus Services may receive from Risk-Managed Core Portfolio and Mid Cap Value Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels. Janus Services intends to continue to provide the same services after implementation of the Proposed Amended Advisory Agreements (discussed in Proposal 2).

     For the fiscal year ended December 31, 2009, the total administrative services fee amounts paid by Service Shares of the Portfolios to Janus Services are summarized below:

                                              FEES PAID TO JANUS SERVICES
                                                 FOR FISCAL YEAR ENDED
                                                   DECEMBER 31, 2009
FUND NAME                                             ($) (000'S)
---------                                     ---------------------------
Risk-Managed Core Portfolio Service Shares..               29
Mid Cap Value Portfolio Service Shares......               58


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the Trust's independent registered public accounting firm during the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC will be available at the Meeting to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if they so choose.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's annual financial statements, reviews of the Trust's annual reports, semiannual reports, quarterly portfolio holdings reports and registration statement amendments. PWC may also provide other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by PWC to the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of any non-audit services provided by PWC. The policies and procedures require that any audit and non-audit services provided to the Funds by PWC and any non-audit service provided by PWC to Janus Capital and entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations and financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided. The Chairman of the Audit Committee (or, in his absence, any Audit Committee member) is authorized to grant such pre-approval in the interim between regularly scheduled meetings of the Audit Committee. In such case, the Chairman must report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by PWC to the Trust and Fund Service Providers is not required if: (i) the services were not recognized by Janus Capital at the time of the engagement as non-audit services; (ii) for non-audit services provided to the Trust, the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal year in which the non-audit services are provided; (iii) for non-audit services provided to Fund Service Providers, the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Provides during the fiscal year of the Trust in which the non-audit services are provided; and (iv) such services are promptly brought to the attention of the Audit Committee by Janus Capital, and the Audit Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

     In circumstances where the Trust's Audit Committee did not pre-approve certain non-audit services that were rendered by PWC to any Fund Service Provider that did not relate directly to the operations and financial reporting of a Janus fund ("Non-Covered Service"), the Trust's Audit Committee will consider whether the provision of the such non-audit service by PWC is compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to a Fund Service Provider by PWC that were not pre-approved by the Audit Committee.

     Audit Fees. In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements of each Fund, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years for the Trust, are shown in the table below.

2009(A)                   2008(A)
-------                  --------
                         $363,463


--------

(A) Aggregate amounts may reflect rounding.

     Audit-Related Fees. In each of the fiscal years ended December 31, 2009 and December 31, 2008, there were no Audit-Related Fees billed by PWC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees.

     In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations of the Audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

2009(A)                   2008(A)
-------                  --------
                         $339,818


--------

(A) Aggregate amounts may reflect rounding.

     Fees included in the audit-related category consist of assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions and semiannual financial statement disclosure review.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, corporate actions review, and tax planning for the Funds are shown in the table below.

2009(A)                  2008(A)
-------                  -------
                         $81,875


--------

(A) Aggregate amounts may reflect rounding.

     In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds are shown in the table below.

2009(A)                   2008(A)
-------                   -------
                             $0


--------

(A) Aggregate amounts may reflect rounding.

     Fees included in the Tax Fees category consist of all services performed by professional staff of PWC's tax division, except those services related to the audit. Typically, this category includes fees for tax compliance, tax planning, and tax advice. Tax fees include amounts for tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. In each of the fiscal years ended December 31, 2009 and December 31, 2008, there were no Other Fees billed by PWC for other non-audit services rendered to the Funds.

     In each of the fiscal years ended December 31, 2009 and December 31, 2008, there were no Other Fees billed by PWC that were required to be approved by the Audit Committee for other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

     No amounts were approved by the Audit Committee pursuant to the de minimis exceptions for the fiscal years ended December 31, 2009 and December 31, 2008 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 for the Trust, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     For the fiscal years ended December 31, 2009 and December 31, 2008 for the
Trust, the aggregate fees billed by PWC of $      and $0, respectively, for non-
audit services rendered on behalf of the Funds, Janus Capital and Fund Service Providers relating to Covered and Non-Covered Services are shown in the table below.

       2009(A)                  2008(A)
---------------------   ----------------------
COVERED   NON-COVERED    COVERED   NON-COVERED
SERVICES    SERVICES    SERVICES     SERVICES
--------  -----------   --------   -----------
                           $0           $0


--------

(A) Aggregate amounts may reflect rounding.

                    ADDITIONAL INFORMATION ABOUT THE MEETING

QUORUM AND VOTING

     Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder's name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you provide instruction on how to vote the shares you beneficially own. Your qualified plan or insurance company will provide you with additional information.

     One-third of the outstanding shares entitled to vote at the Meeting with respect to each Fund or the Trust, as applicable, shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies for the Fund (excluding broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Fund.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or a proposal. For purposes of voting on a proposal, abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on Proposal 1, for which the required vote is a plurality (the greatest number) of votes cast. For Proposals 2.a., 2.b. and 2.c, and assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the Proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

PROPOSAL 1: ELECTION OF TRUSTEES

     Shareholders of each Fund will vote together. The presence in person or by proxy of the holders of record of one-third of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this Proposal.

PROPOSAL 2: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENTS

     Shareholders of Forty Portfolio, Janus Portfolio and Overseas Portfolio will vote separately on Proposal 2 (all classes of a Fund voting together). The presence in person or by proxy of the holders of record of one-third of each applicable Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of the Proposal will require the affirmative vote of a 1940 Act Majority of a Fund's shareholders eligible to vote at the Meeting.

SHARE OWNERSHIP

     The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Appendix F to this Proxy Statement

     Shares of each Fund are offered for purchase through an insurance contract of a Participating Insurance Company or through a qualified plan. As of
[          , 2009], all of the outstanding shares of each Fund were owned by certain insurance company separate accounts and qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of each class of each Fund as of the Record Date is provided
in Appendix G. To the best knowledge of the Trust, as of [          , 2009] no
person beneficially owned more than 5% of the outstanding shares of any class of a Fund except as stated in Appendix G. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares. None of the qualified plans owned 10% or more of the shares of the Trust as a whole.

     As of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of each Fund.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be allocated between Janus Capital and the Funds. Janus Capital will pay the costs associated with engagement of the solicitor and solicitation of proxies for the election of Trustees. Solicitation of proxies related to Proposal 2 will be borne by those Funds voting on that Proposal, pursuant to a methodology agreed upon by the Trustees and Janus Capital. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.

     Janus Capital has engaged [          ], a professional proxy solicitation
firm, to assist in the solicitation of proxies, at an estimated cost of
[$     ], plus [any out-of-pocket] expenses. Among other things, [          ]
will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of shares of a Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by [Janus Capital or the Funds] for their expenses, to the extent that [Janus Capital or the Funds would have directly borne those expenses.]

     As the Meeting date approaches, certain shareholders whose votes have not
been received may receive telephone calls from a representative of [          ].
Authorization to permit [          ] to execute proxies may be obtained by
telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the [          ]
representative is required to ask for each shareholder's full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement or notice of proxy and proxy card(s) in the mail or electronically. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal(s) listed on the proxy card, and ask for the shareholder's instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read any recommendation set forth in this Proxy Statement. The representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a
confirmation of his or her vote asking the shareholder to call [          ]
immediately if his or her instructions are not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding
the proxy or replacement proxy card(s) may contact [          ] at [1-
]. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted "FOR" the proposal(s), as described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of the Fund by Janus Capital or its agent. INTECH Investment Management LLC, subadviser to Janus Aspen INTECH Risk-Managed Core Portfolio, has authority to place trades on behalf of that Fund. With respect to Janus Aspen Perkins Mid Cap Value Portfolio, Janus Capital places portfolio transactions solely upon the direction of that Fund's subadviser, Perkins Investment Management LLC. The Funds do not allocate portfolio transactions to broker-dealers on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of a Fund may execute transactions for the Fund and receive brokerage commissions.

     During the most recent fiscal year, no Fund paid any commissions to a broker-dealer affiliated with Janus Capital.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital or the Trust is attached as Appendix H to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Funds are not required, and do not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust are obligated to hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust.

     Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

     A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUNDS' MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT [1-877-335-2687], VIA THE INTERNET AT [JANUS.COM/INFO], OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Aspen Series

                               LIST OF APPENDICES


APPENDIX A:  NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX B:  PRINCIPAL EXECUTIVE OFFICERS OF THE TRUST AND
             THEIR PRINCIPAL OCCUPATIONS
APPENDIX C:  FORM OF PROPOSED AMENDED ADVISORY AGREEMENT
APPENDIX D:  OTHER FUNDS MANAGED BY JANUS CAPITAL WITH
             SIMILAR INVESTMENT OBJECTIVES
APPENDIX E:  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
             JANUS CAPITAL AND THEIR PRINCIPAL OCCUPATIONS
APPENDIX F:  NUMBER OF OUTSTANDING SHARES AND NET ASSETS
APPENDIX G:  5% BENEFICIAL OWNERS OF OUTSTANDING SHARES
APPENDIX H:  LEGAL MATTERS

                                                                      APPENDIX A

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               JANUS ASPEN SERIES
                              JANUS INVESTMENT FUND

    (Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002; September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005; June 14, 2006;
                          June 20, 2008; July 6, 2009)

I.  PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of each of Janus Aspen Series and Janus Investment Fund (each a "Trust" and, together, the "Trusts"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership,

     - consult with management and the Chairman of the Trustees in planning Trustee meetings, and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trusts as in effect from time to time.

II.  COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not "interested persons" of the Trusts, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts' separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

  A. Trustee Nominations, Elections, and Training

     The Committee shall:

          1. Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

               (a) The candidate's knowledge in matters related to the investment company industry;

               (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

               (c) The candidate's educational background;

               (d) The candidate's reputation for high ethical standards and personal and professional integrity;

               (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

               (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

               (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

               (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Management LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

               (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

               (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

     Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts' Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix 1. The Trusts' Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

     The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

          2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

          3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

  B. Committee Nominations and Functions

     The Committee shall:

          1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

          2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

  C. Governance Oversight

     The Committee shall:

          1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

          2. Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chairman of the Trustees, as described in each Trust's Declaration of Trust or Trust Instrument, or by-laws. The Chairman of the Trustees may perform the following functions:

               (a) Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

               (b) Coordinate the Trustees' use of outside resources, including consultants or other professionals;

               (c) Coordinate an annual schedule of portfolio reports to the Trustees;

               (d) Conduct the Trustee meetings;

               (e) Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

               (f) Perform such other duties as the Independent Trustees may determine from time to time.

          3. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

  D. Trustee Meeting Planning

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

  E. Other Responsibilities and Duties

     The Committee shall:

          1. Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

          2. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

          3. Review this Charter at least annually and recommend changes, if any, to the Trustees.

          4. Perform any other activities consistent with this Charter, each Trust's Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

          5. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                              JANUS INVESTMENT FUND
                               JANUS ASPEN SERIES
              (EACH A "TRUST," AND TOGETHER, THE "TRUSTS," AND EACH
                          SERIES OF A TRUST, A "FUND")

               PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES
                            SUBMITTED BY SHAREHOLDERS

                 (ADOPTED MARCH 16, 2004; REVISED JULY 6, 2009)

The Trusts' Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                                                      APPENDIX B

                 TRUST OFFICERS AND THEIR PRINCIPAL OCCUPATIONS

                                              TERM OF OFFICE*
NAME, ADDRESS,            POSITIONS HELD       AND LENGTH OF       PRINCIPAL OCCUPATIONS
AND AGE                   WITH THE TRUST        TIME SERVED     DURING THE PAST FIVE YEARS
--------------         --------------------   ---------------   --------------------------
Andrew Acker           Executive Vice         5/07-Present      Vice President and
151 Detroit Street     President and                            Research Analyst of Janus
Denver, CO 80206       Portfolio Manager                        Capital, and Portfolio
DOB: 1972              Global Life Sciences                     Manager for other Janus
                       Portfolio                                accounts.

Jonathan D. Coleman    Executive Vice         11/07-Present     Co-Chief Investment
151 Detroit Street     President and Co-                        Officer and Executive Vice
Denver, CO 80206       Portfolio Manager                        President of Janus
DOB: 1971              Janus Portfolio                          Capital, and Portfolio
                                                                Manager for other Janus
                                                                accounts. Formerly,
                                                                Portfolio Manager (2002-
                                                                2007) for Enterprise
                                                                Portfolio and Vice
                                                                President (1998-2006) for
                                                                Janus Capital.

Brian Demain           Executive Vice         11/07-Present     Vice President of Janus
151 Detroit Street     President and                            Capital. Formerly,
Denver, CO 80206       Portfolio Manager                        Assistant Portfolio
DOB: 1977              Enterprise Portfolio                     Manager (2004-2007) of
                                                                Enterprise Portfolio and
                                                                Analyst (1999-2007) for
                                                                Janus Capital.

James P. Goff          Executive Vice         11/07-Present     Vice President and
151 Detroit Street     President Research                       Director of Research of
Denver, CO 80206       Core Portfolio                           Janus Capital.
DOB: 1964

Brent A. Lynn          Executive Vice         1/01-Present      Vice President of Janus
151 Detroit Street     President and                            Capital.
Denver, CO 80206       Portfolio Manager
DOB: 1964              Overseas Portfolio

Marc Pinto             Executive Vice         5/05-Present      Vice President of Janus
151 Detroit Street     President and Co-                        Capital and Portfolio
Denver, CO 80206       Portfolio Manager                        Manager for other Janus
DOB: 1961              Balanced Portfolio                       accounts.

Daniel Riff            Executive Vice         11/07-Present     Portfolio Manager for
151 Detroit Street     President and Co-                        other Janus accounts.
Denver, CO 80206       Portfolio Manager                        Formerly, Analyst (2003-
DOB: 1972              Janus Portfolio                          2007) for Janus Capital.

Ron Sachs              Executive Vice         1/08-Present      Vice President of Janus
151 Detroit Street     President and                            Capital and Portfolio
Denver, CO 80206       Portfolio Manager                        Manager for other Janus
DOB: 1967              Forty Portfolio                          accounts.

Laurent Saltiel        Executive Vice         04/09-Present     Vice President of Janus
151 Detroit Street     President and                            Capital and Portfolio
Denver, CO 80206       Portfolio Manager                        Manager for other Janus
DOB: 1969              Worldwide Portfolio                      accounts. Formerly,
                                                                Research Analyst (2002-
                                                                2009) for Janus Capital.

                                              TERM OF OFFICE*
NAME, ADDRESS,            POSITIONS HELD       AND LENGTH OF       PRINCIPAL OCCUPATIONS
AND AGE                   WITH THE TRUST        TIME SERVED     DURING THE PAST FIVE YEARS
--------------         --------------------   ---------------   --------------------------

Daniel Scherman        Executive Vice         5/09-Present      Senior Vice President of
151 Detroit Street     President and                            Janus Capital. Formerly,
Denver, CO 80206       Portfolio Manager                        Vice President and
DOB: 1961              Modular Portfolio                        Director of Risk and
                       Construction                             Trading for Janus Capital
                       Portfolio                                (2006), and Senior
                                                                Quantitative Analyst and
                                                                Portfolio Manager (2001-
                                                                2005) for MFS Investment
                                                                Management.

Gibson Smith           Executive Vice         5/05-Present      Co-Chief Investment
151 Detroit Street     President and Co-      5/07-Present      Officer and Executive Vice
Denver, CO 80206       Portfolio Manager                        President of Janus
DOB: 1968              Balanced Portfolio                       Capital; Executive Vice
                       Executive Vice                           President of Janus
                       President and Co-                        Distributors LLC and Janus
                       Portfolio Manager                        Services LLC; and
                       Flexible Bond                            Portfolio Manager for
                       Portfolio                                other Janus accounts.
                                                                Formerly, Vice President
                                                                (2003-2006) of Janus
                                                                Capital.

Darrell Watters        Executive Vice         5/07-Present      Vice President and
151 Detroit Street     President and Co-                        Research Analyst for Janus
Denver, CO 80206       Portfolio Manager                        Capital and Portfolio
DOB: 1963              Flexible Bond                            Manager for other Janus
                       Portfolio                                accounts.

Burton H. Wilson       Executive Vice         2/06-Present      Vice President and
151 Detroit Street     President and                            Assistant Director of
Denver, CO 80206       Portfolio Manager                        Research of Janus Capital,
DOB: 1963              Global Technology                        and Portfolio Manager for
                       Portfolio                                other Janus accounts.
                                                                Formerly, Research Analyst
                                                                (2004-2009) for Janus
                                                                Capital.

Robin C. Beery         President and Chief    4/08-Present      Executive Vice President,
151 Detroit Street     Executive Officer                        Chief Marketing Officer,
Denver, CO 80206                                                and Head of Intermediary
DOB: 1967                                                       Distribution, Global
                                                                Marketing and Product of
                                                                Janus Capital Group Inc.
                                                                and Janus Capital;
                                                                Executive Vice President,
                                                                and Head of Intermediary
                                                                Distribution, Global
                                                                Marketing and Product of
                                                                Janus Distributors LLC and
                                                                Janus Services LLC;
                                                                Director of Perkins
                                                                Investment Management LLC;
                                                                and Working Director of
                                                                INTECH Investment
                                                                Management LLC. Formerly,
                                                                President (2002-2007) and
                                                                Director (2000-2007) of
                                                                The Janus Foundation;
                                                                President (2004-2006) of
                                                                Janus Services LLC; and
                                                                Senior Vice President
                                                                (2003-2005) of Janus
                                                                Capital Group Inc. and
                                                                Janus Capital.

Stephanie              Chief Legal Counsel    1/06-Present      Vice President and
Grauerholz-Lofton      and Secretary Vice     3/06-Present      Assistant General Counsel
151 Detroit Street     President                                of Janus Capital, and Vice
Denver, CO 80206                                                President and Assistant
DOB: 1970                                                       Secretary of Janus
                                                                Distributors LLC.
                                                                Formerly, Assistant Vice
                                                                President of Janus Capital
                                                                and Janus Distributors LLC
                                                                (2006).

                                              TERM OF OFFICE*
NAME, ADDRESS,            POSITIONS HELD       AND LENGTH OF       PRINCIPAL OCCUPATIONS
AND AGE                   WITH THE TRUST        TIME SERVED     DURING THE PAST FIVE YEARS
--------------         --------------------   ---------------   --------------------------

David R. Kowalski      Vice President,        6/02-Present      Senior Vice President and
151 Detroit Street     Chief Compliance                         Chief Compliance Officer
Denver, CO 80206       Officer, and Anti-                       of Janus Capital, Janus
DOB: 1957              Money Laundering                         Distributors LLC, and
                       Officer                                  Janus Services LLC; and
                                                                Vice President of INTECH
                                                                Investment Management LLC.
                                                                Formerly, Chief Compliance
                                                                Officer of Bay Isle
                                                                Financial LLC (2003 2008)
                                                                and INTECH Investment
                                                                Management LLC (2003-
                                                                2005); Vice President of
                                                                Janus Capital (2000 2005)
                                                                and Janus Services LLC
                                                                (2004-2005).

Jesper Nergaard        Chief Financial        3/05-Present      Vice President of Janus
151 Detroit Street     Officer Vice           2/05-Present      Capital. Formerly,
Denver, CO 80206       President,                               Director of Financial
DOB: 1962              Treasurer, and                           Reporting for
                       Principal Accounting                     OppenheimerFunds, Inc.
                       Officer                                  (2004-2005).


--------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

                                                                      APPENDIX C

                               JANUS ASPEN SERIES

                         FORM OF [AMENDED AND RESTATED]
                          INVESTMENT ADVISORY AGREEMENT

                               [       ] PORTFOLIO

     THIS [AMENDED AND RESTATED] INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [[]1(st) day of July, [2004][2010]] [as amended February 1, 2006,] between JANUS ASPEN SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the [          ] Portfolio (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a [monthly base] fee[, calculated and payable for each day that this Agreement is in effect, of 1/365] [of 1/12] of 0.64% of the [average] daily closing net asset value of the Fund [("Base Fee")] [(1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year)] [adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.] [The fee shall be paid monthly.]

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

          (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until February 1, [2007][2011], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.

                                        JANUS CAPITAL MANAGEMENT LLC

                                        By:
                                            ------------------------------------

                                        JANUS ASPEN SERIES

                                        By:
                                            ------------------------------------

                                   [SCHEDULE A
                             PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for July 2010 and in [JANUS
PORTFOLIO - MONTH 13] [OVERSEAS PORTFOLIO - MONTH 16] [FORTY PORTFOLIO - MONTH 19] thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Service Shares ("Class") in relation to the cumulative investment record of the Fund's benchmark, the [JANUS PORTFOLIO AND FORTY PORTFOLIO - RUSSELL 1000((R)) GROWTH INDEX (THE "INDEX")] [OVERSEAS
PORTFOLIO - MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX-U.S. INDEX(SM)(THE "INDEX")], over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of [JANUS PORTFOLIO - 1/12 OF 0.01875%] [FORTY PORTFOLIO - 1/12 OF 0.0088235%] [OVERSEAS PORTFOLIO - 1/12 OF 0.0107143%] for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Class will be the sum of:]

     [(1) the change in the Class' net asset value ("NAV") per share during the Performance Period; plus]

     [(2) the value of the Class' cash distributions per share accumulated to the end of the Performance Period; plus]

     [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;]

[expressed as a percentage of the Class' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

     [(1) the change in the level of the Index during the Performance Period; plus]

     [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                      APPENDIX D

                OTHER FUNDS MANAGED BY JANUS CAPITAL WITH SIMILAR
                              INVESTMENT OBJECTIVES

     The following table lists certain information regarding funds with similar investment objectives for which Janus Capital provides investment advisory or subadvisory services. The table shows such fund's asset size as of December 31, 2009, the rate of compensation paid by that fund, and whether Janus Capital has contractually agreed to waive or reduce compensation received from that fund. [To Be Updated]

                                                                                    CONTRACTUAL
                                                                                    INVESTMENT
                                                                      ASSET SIZE     ADVISORY         FEE
                                                                         (IN $    FEES/BASE FEES  WAIVERS OR
FUND*                                         OBJECTIVE                MILLIONS)   (ANNUAL RATE)  REDUCTIONS
-----                            -----------------------------------  ----------  --------------  ----------
Balanced Portfolio............   Seeks long-term capital growth,                       0.55%           N/A
                                 consistent with preservation of
                                 capital and balanced by current
                                 income.
Enterprise Portfolio..........   Seeks long-term growth of capital.                    0.64%           N/A
Global Technology Portfolio...   Seeks long-term growth of capital.                    0.64%         0.95%(1)
INTECH Risk-Managed Core
  Fund(2).....................   Seeks long-term growth of capital.                    0.50%(3)      0.89%(4)
INTECH Risk-Managed Growth
  Fund(2).....................   Seeks long-term growth of capital.                    0.50%         0.90%(4)
INTECH Risk-Managed
  International Fund(2).......   Seeks long-term growth of capital.                    0.55%         1.00%(4)
INTECH Risk-Managed Value
  Fund(2).....................   Seeks long-term growth of capital.                    0.50%         0.75%(4)
Janus Balanced Fund...........   Seeks long-term capital growth,                       0.55%         0.76%(4)
                                 consistent with preservation of
                                 capital and balanced by current
                                 income.
Janus Contrarian Fund.........   Seeks long-term growth of capital.                    0.64%(3)      0.89%(4)
Janus Enterprise Fund.........   Seeks long-term growth of capital.                    0.64%         0.90%(4)
Janus Forty Fund..............   Seeks long-term growth of capital.                    0.64%         0.78%(4)
Janus Fund....................   Seeks long-term growth of capital.                    0.64%         0.78%(4)
Janus Global Life Sciences
  Fund........................   Seeks long-term growth of capital.                    0.64%           N/A
Janus Global Opportunities
  Fund........................   Seeks long-term growth of capital.                    0.64%           N/A
Janus Global Research Fund....   Seeks long-term growth of capital.                    0.64%(3)      1.00%(4)
Janus Global Technology Fund..   Seeks long-term growth of capital.                    0.64%           N/A
Janus Growth and Income Fund..   Seeks long-term capital growth and                    0.62%         0.73%(4)
                                 current income.
Janus International Equity
  Fund........................   Seeks long-term growth of capital.                    0.68%(3)      1.25%(4)
Janus International Forty
  Fund........................   Seeks long-term growth of capital.                    0.73%(3)      1.25%(4)
Janus Modular Portfolio
  Construction Fund...........   Seeks long-term growth of capital                     0.07%         0.45%(4)
                                 with a secondary emphasis on
                                 income.
Janus Orion Fund..............   Seeks long-term growth of capital.                    0.64%         0.90%(4)
Janus Overseas Fund...........   Seeks long-term growth of capital.                    0.64%         0.92%(4)
Janus Research Core Fund......   Seeks long-term growth of capital.                    0.60%         0.66%(4)
Janus Research Fund...........   Seeks long-term growth of capital.                    0.64%(3)        N/A

                                                                                    CONTRACTUAL
                                                                                    INVESTMENT
                                                                      ASSET SIZE     ADVISORY         FEE
                                                                         (IN $    FEES/BASE FEES  WAIVERS OR
FUND*                                         OBJECTIVE                MILLIONS)   (ANNUAL RATE)  REDUCTIONS
-----                            -----------------------------------  ----------  --------------  ----------
Janus Smart
  Portfolio - Conservative....   Seeks the highest return over time                    0.05%         0.40%(5)
                                 consistent with a primary emphasis
                                 on income and a secondary emphasis
                                 on growth of capital.
Janus Smart
  Portfolio - Growth..........   Seeks the highest return over time                    0.05%         0.45%(5)
                                 consistent with a primary emphasis
                                 on growth of capital and a
                                 secondary emphasis on income.
Janus Smart
  Portfolio - Moderate........   Seeks the highest return over time                    0.05%         0.39%(5)
                                 consistent with an emphasis on
                                 growth of capital and income.
Janus Triton Fund.............   Seeks long-term growth of capital.                    0.64%         1.05%(4)
Janus Twenty Fund.............   Seeks long-term growth of capital.                    0.64%           N/A
Janus Worldwide Fund..........   Seeks long-term growth of capital                     0.60%(3)      1.00%(4)
                                 in a manner consistent with the
                                 preservation of capital.
Worldwide Portfolio...........   Seeks long-term growth of capital                     0.60%(3)        N/A
                                 in a manner consistent with the
                                 preservation of capital.
AXA Multimanager Large Cap
  Core Equity Portfolio.......   Seeks long-term capital growth.                                       N/A
ING Janus Contrarian
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
Lincoln Janus Capital
  Appreciation Fund...........   Seeks long-term growth of capital.                                    N/A
Maxim Janus Large Cap Growth
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
Met Janus Forty Portfolio.....   Seeks long-term growth of capital.                                    N/A
Northwestern Mutual Focused
  Appreciation Portfolio......   Seeks long-term growth of capital.                                    N/A
Northwestern Mutual
  International Growth
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
Ohio National Aggressive
  Growth Portfolio............   Seeks long-term growth of capital.                                    N/A
Pacific Life Growth LT Fund...   Seeks long-term growth of capital.                                    N/A
Pacific Select Focused 30
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
Pacific Select Growth LT
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
SunAmerica Focus Growth
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
SunAmerica Focused Growth
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
SunAmerica International
  Equity Portfolio............   Seeks long-term growth of capital.                                    N/A
SunAmerica Large Cap Growth
  Portfolio...................   Seeks long-term growth of capital.                                    N/A
SunAmerica Multi-Managed
  Growth Portfolio............   Seeks long-term growth of capital.                                    N/A
SunAmerica Multi-Managed
  Income Portfolio............   Seeks long-term growth of capital.                                    N/A
SunAmerica Multi-Managed
  Income/Equity Portfolio.....   Seeks long-term growth of capital.                                    N/A
SunAmerica Multi-Managed
  Moderate Growth Portfolio...   Seeks long-term growth of capital.                                    N/A

--------

(1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding distribution and shareholder servicing fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.
(2) Subadvised by INTECH Investment Management LLC.
(3) Each Fund listed below pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period.

        FUND                                                AS OF DATE   FEE RATE
        ----                                                ----------   --------
        INTECH Risk-Managed Core Fund.....................   10/31/09      0.37%
        Janus Contrarian Fund.............................   10/31/09      0.70%
        Janus Global Research Fund........................   10/31/09      0.75%
        Janus International Equity Fund...................   07/31/09      0.74%
        Janus International Forty Fund....................   07/31/09      0.73%
        Janus Research Fund...............................   10/31/09      0.71%
        Janus Worldwide Fund..............................   10/31/09      0.52%
        Worldwide Portfolio...............................   12/31/09      0.57%


(4) Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least February 16, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.
(5) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least February 16, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.
  * The Trustees approved a plan to liquidate and terminate Global Life Sciences Portfolio, Growth and Income Portfolio, Janus Aspen INTECH Risk-Managed Core Portfolio, and Research Core Portfolio effective on or about April 30, 2010 or at such earlier time as may be authorized by the Trustees, therefore, information is not provided for these Portfolios.

                                   APPENDIX E

 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF JANUS CAPITAL AND THEIR PRINCIPAL
                                   OCCUPATIONS


                                                                                  POSITION(S) WITH JANUS CAPITAL
NAME                            JANUS CAPITAL/AFFILIATED ENTITY NAME                   OR AFFILIATED ENTITY
----                        --------------------------------------------   --------------------------------------------

Timothy K. Armour(1)        Janus Capital Group Inc.                       Interim Chief Executive Officer and Director
                            Janus Capital Management LLC                   Interim Chief Executive Officer
                            Janus Management Holdings Corp.                Interim President and Interim Director
                            INTECH Investment Management LLC               Working Director
                            Perkins Investment Management LLC              Director


Robin C. Beery              Janus Capital Group Inc.                       Executive Vice President and Head of
                                                                           Intermediary Distribution, Global Marketing
                                                                           and Product
                            Janus Capital Management LLC                   Executive Vice President and Head of
                                                                           Intermediary Distribution, Global Marketing
                                                                           and Product
                            Janus Distributors LLC                         Executive Vice President and Head of
                                                                           Intermediary Distribution, Global Marketing
                                                                           and Product
                            Perkins Investment Management LLC              Director
                            INTECH Investment Management LLC               Working Director
                            The Janus Foundation                           Director
                            Janus Services LLC                             Executive Vice President and Head of
                                                                           Intermediary Distribution, Global Marketing
                                                                           and Product


Gary D. Black(2)            Janus Capital Group Inc.                       Chief Executive Officer and Director
                            Janus Capital Management LLC                   Chief Executive Officer
                            Janus Management Holdings Corp.                President and Director
                            Janus Services LLC                             Executive Vice President
                            INTECH Investment Management LLC               Working Director
                            Perkins Investment Management LLC              Director


Daniel P. Charles(3)        Janus Capital Management LLC                   Executive Vice President
                            Janus Capital Asia Limited                     Director
                            Janus Capital International Limited            Director
                            Janus Services LLC                             Executive Vice President
                            INTECH Investment Management LLC               Working Director
                            Janus Distributors LLC                         Executive Vice President


Jonathan D. Coleman         Janus Capital Management LLC                   Co-Chief Investment Officer and Executive
                                                                           Vice President


                                                                                  POSITION(S) WITH JANUS CAPITAL
NAME                            JANUS CAPITAL/AFFILIATED ENTITY NAME                   OR AFFILIATED ENTITY
----                        --------------------------------------------   --------------------------------------------

Gregory A. Frost            Janus Capital Group Inc.                       Chief Financial Officer and Executive Vice
                                                                           President
                            Janus Capital Management LLC                   Chief Financial Officer and Executive Vice
                                                                           President
                            Janus Capital Asia Limited                     Director
                            Janus Capital International Limited            Director
                            Janus Capital Singapore Pte. Limited           Director
                            The Janus Foundation                           Director
                            Janus Holdings LLC                             Senior Vice President, Controller, and
                                                                           Director
                            Janus International Holding LLC                Executive Vice President, Controller, and
                                                                           Director
                            Janus Management Holdings Corp.                Chief Financial Officer, Executive Vice
                                                                           President, and Director
                            Janus Services LLC                             Chief Financial Officer and Executive Vice
                                                                           President
                            Capital Group Partners, Inc.                   Chief Financial Officer, Executive Vice
                                                                           President, and Director
                            INTECH Investment Management LLC               Vice President and Working Director
                            Perkins Investment Management LLC              Executive Vice President and Director
                            Janus Distributors LLC                         Chief Financial Officer and Executive Vice
                                                                           President


Heidi W. Hardin             Janus Capital Management LLC                   General Counsel and Senior Vice President
                            Janus Services LLC                             General Counsel and Senior Vice President
                            Perkins Investment Management LLC              Vice President
                            Janus Distributors LLC                         General Counsel and Senior Vice President


Kelley Abbott Howes         Janus Capital Group Inc.                       Chief Administrative Officer, General
                                                                           Counsel, and Executive Vice President
                            Janus Capital Management LLC                   Chief Administrative Officer and Executive
                                                                           Vice President
                            Janus Management Holdings Corp.                Chief Administrative Officer, General
                                                                           Counsel, Executive Vice President, and
                                                                           Director
                            Capital Group Partners, Inc.                   Director
                            INTECH Investment Management LLC               Vice President
                            Janus Distributors LLC                         Chief Administrative Officer and Executive
                                                                           Vice President


                                                                                  POSITION(S) WITH JANUS CAPITAL
NAME                            JANUS CAPITAL/AFFILIATED ENTITY NAME                   OR AFFILIATED ENTITY
----                        --------------------------------------------   --------------------------------------------

Dominic C.
  Martellaro(4)             Janus Capital Group Inc.                       Executive Vice President
                            Janus Capital Management LLC                   Executive Vice President
                            Janus Capital Funds Plc                        Director
                            Janus Capital Trust Manager Limited            Director
                            Janus Services LLC                             Executive Vice President
                            Janus Distributors LLC


Gibson Smith                Janus Capital Management LLC                   Co-Chief Investment Officer and Executive
                                                                           Vice President
                            Janus Services LLC                             Executive Vice President
                            Perkins Investment Management LLC              Director


Richard M. Weil             Janus Capital Group Inc.                       Chief Executive Officer and Director
                            Janus Capital Management LLC                   Chief Executive Officer
                            Janus Management Holdings Corp.                President and Director
                            Janus Services LLC                             Executive Vice President
                            INTECH Investment Management LLC               Working Director
                            Perkins Investment Management LLC              Director



--------

(1) Mr. Armour resigned his positions with Janus Capital Group Inc. and its subsidiaries effective January 31, 2010.
(2) Mr. Black resigned his positions with Janus Capital Group Inc. and its subsidiaries effective July 13, 2009.
(3) Mr. Charles resigned his positions with Janus Capital Group Inc. and its subsidiaries effective March 5, 2010.
(4) Mr. Martellaro resigned his positions with Janus Capital Group Inc. and its subsidiaries effective October 31, 2009.

                                                                      APPENDIX F

                   NUMBER OF OUTSTANDING SHARES AND NET ASSETS

                                 [TO BE UPDATED]

                                                                      APPENDIX G

                   5% BENEFICIAL OWNERS OF OUTSTANDING SHARES

                                 [TO BE UPDATED]

                                                                      APPENDIX H

                                  LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

     In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus' petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus' petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

     In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus
Capital Group Inc. et al., Before the Securities Commissioner, State of West
Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

     Additional lawsuits may be filed against certain of the Janus funds, Janus
Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.


                                       H-2

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
                                                   FORM OF PROXY CARD

PROXY                                              JANUS ASPEN SERIES                                           PROXY
                                             SPECIAL MEETING OF SHAREHOLDERS
                                             TO BE HELD [___________], 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS ASPEN SERIES (THE  "TRUST").  The  undersigned,  revoking any previous proxies,  hereby appoints Robin C. Beery, Jesper Nergaard,  and Stephanie  Grauerholz-Lofton or any of them, as attorneys and proxies,  with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of  Shareholders  ("Meeting") of the Funds listed below to be held at the JW Marriott Hotel,
150 Clayton Lane,  Denver,  CO on  [______________],  2010 at [10:00 a.m.]  Mountain Time and at any  adjournment(s)  or postponement(s) of such Meeting.  As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s)  thereof,  the persons appointed above may vote in accordance with their best judgment.  The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

                                                                              [VOTE VIA THE INTERNET:]
                                                                              [VOTE VIA THE TELEPHONE:]
                                                                              ------------------------------------------

                                                                              ------------------------------------------

                                                            NOTE: Please sign exactly as your name(s) appears on the
                                                            Proxy. If you are signing this Proxy for a corporation,
                                                            estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

                                                            ------------------------------------------- ----------------
                                                            Signature                                   Date

                                                            ------------------------------------------- ----------------
                                                            Signature (Joint Owners)                    Date

FUNDS                                                      FUNDS
-----                                                      -----
Balanced Portfolio                                         Janus Portfolio
Enterprise Portfolio                                       Overseas Portfolio
Flexible Bond Portfolio                                    Research Core Portfolio
Forty Portfolio                                            Worldwide Portfolio
Global Life Sciences Portfolio                             Janus Aspen INTECH Risk-Managed Core Portfolio
Global Technology Portfolio                                Janus Aspen Perkins Mid Cap Value Portfolio
Growth and Income Portfolio

THE SHARES REPRESENTED  HEREBY WILL BE VOTED AS INDICATED,  OR, IF YOU RETURN THIS PROXY BUT DO NOT FILL IN A BOX BELOW,
WE WILL VOTE YOUR SHARES "FOR" THAT PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1.   ELECTION OF TEN TRUSTEES:                                                          FOR ALL    WITHHOLD   FOR ALL
                                                                                                  AUTHORITY    EXCEPT
     01.  Jerome S. Contro      02.  William F. McCalpin   03.  John W. McCarter, Jr.              FOR ALL

     04.  Dennis B. Mullen      05.  James T. Rothe        06.  William D. Stewart        [ ]         [ ]        [ ]

     07.  Martin H. Waldinger   08.  Linda S. Wolf         09.  John P. McGonigle

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
     10.  John H. Cammack

     To  withhold  authority  to vote for one or more  (but not all)  nominees,  mark  "FOR ALL  EXCEPT"  and  write the corresponding number(s) of the nominee(s) on the line below.

2.   APPROVE AN AMENDED AND RESTATED  INVESTMENT  ADVISORY  AGREEMENT THAT WILL CHANGE THE INVESTMENT  ADVISORY FEE RATE
     FROM A FIXED RATE TO A RATE THAT  ADJUSTS UP OR DOWN BASED UPON THE FUND'S  PERFORMANCE  RELATIVE TO ITS  BENCHMARK
     INDEX.

                                                              FOR    AGAINST  ABSTAIN
          Proposal 2.a.   Forty Portfolio                     [ ]      [ ]      [ ]

          Proposal 2.b.   Janus Portfolio                     [ ]      [ ]      [ ]

          Proposal 2.c.   Overseas Portfolio                  [ ]      [ ]      [ ]
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